MFS(R) CASH RESERVE FUND

                      Supplement to the Current Prospectus

Effective immediately, the section entitled "Pricing of Fund Shares" under the caption "VIII Other Information" in the fund's prospectus, is hereby restated as follows:


VIII      OTHER INFORMATION

>         Pricing of Fund Shares

          The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, the fund values its securities at amortized cost or at fair value as determined under the direction of the Board of Trustees when a determination is made that amortized cost does not constitute fair value.

          You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFS receives your order by:

          o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

          o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.


                The date of this Supplement is December 1, 2003.